                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!

                 Please detach at perforation before mailing.
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES OF PBHG FUNDS. THE TRUSTEES RECOMMEND VOTING FOR THE PROPOSALS. TO VOTE, FILL IN BOX COMPLETELY.

                                                                FOR AGAINST ABSTAIN

1.To approve a new investment sub-advisory agreement among      [_]   [_]     [_]
  PBHG Funds, acting on behalf of PBHG Special Equity Fund,
  Pilgrim Baxter & Associates, Ltd. and NWQ Investment
  Management Company, LLC.

2.To approve an Agreement and Plan of Reorganization providing  [_]   [_]     [_]
  for the combination of PBHG Special Equity Fund with Nuveen
  NWQ Multi-Cap Value Fund.

3.IN THE DISCRETION OF SUCH PROXIES, UPON SUCH
  OTHER BUSINESS AS MAY PROPERLY COME BEFORE
  THE MEETING OR ANY ADJOURNMENTS THEREOF.

                    EVERY SHAREHOLDER'S VOTE IS IMPORTANT!

                    PLEASE SIGN, DATE AND RETURN YOUR PROXY
                                    TODAY!

                 Please detach at perforation before mailing.
--------------------------------------------------------------------------------

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES OF
                                  PBHG FUNDS

                 PROXY FOR SPECIAL MEETING OF SHAREHOLDERS OF
                           PBHG SPECIAL EQUITY FUND
                               DECEMBER 5, 2002

The undersigned hereby appoints Robert E. Putney, III and Stephen F. Panner, and each of them separately, proxies with the power of substitution to each, and hereby authorizes them to represent and to vote, as designated below, at the Special Meeting of Shareholders of PBHG Special Equity Fund, a portfolio of PBHG Funds, to be held on December 5, 2002 at 10:00 a.m. Eastern time, and at any adjournments thereof, all of the shares of PBHG Special Equity Fund which the undersigned would be entitled to vote if personally present. IF THIS PROXY IS SIGNED AND RETURNED WITH NO CHOICES INDICATED, THE SHARES WILL BE VOTED FOR THE APPROVAL OF PROPOSALS 1 AND 2.

                                          NOTE:  PLEASE SIGN EXACTLY AS YOUR
                                          NAME APPEARS ON THIS PROXY CARD. All
                                          joint owners should sign. When
                                          signing as executor, administrator,
                                          attorney, trustee or guardian or as
                                          custodian for a minor, please give
                                          full title as such. If a corporation,
                                          please sign in full corporate name
                                          and indicate the signer's office. If
                                          a partner, sign in the partnership
                                          name.

                                         --------------------------------------
                                          Signature

                                         --------------------------------------
                                          Signature (if held jointly)

                                           Dated
                                             ----------------------------------